Schedule of Investments
August 31, 2026
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities–67.87%
Diversified–34.15%
Energy Transfer L.P.	7,074,347	$152,169,204
Enterprise Products Partners L.P.	3,059,964	118,787,803
MPLX L.P.	2,564,267	151,727,678
		422,684,685
Gathering & Processing–10.75%
Western Midstream Partners L.P.	2,765,036	132,998,232
Other Energy–10.95%
Sunoco L.P.	893,961	67,976,794
USA Compression Partners L.P.	2,498,891	67,619,991
		135,596,785
Petroleum Pipeline Transportation–12.02%
Genesis Energy L.P.	1,573,199	25,674,607
Plains All American Pipeline L.P.	3,694,829	94,772,364
Plains GP Holdings L.P.	1,004,599	28,349,784
		148,796,755
Total Master Limited Partnerships & Related Entities (Cost $512,711,070)		840,076,457
Shares
Common Stocks & Other Equity Interests–39.75%
Diversified–9.64%
ONEOK, Inc.	515,758	49,517,926
TC Energy Corp. (Canada)	442,981	27,699,602
Williams Cos., Inc. (The)	560,928	42,097,646
		119,315,174
Shares		Value
Gathering & Processing –15.73%
Archrock, Inc.	371,394	$11,706,339
Hess Midstream L.P.	1,602,767	64,447,261
Targa Resources Corp.	403,463	118,476,910
		194,630,510
Natural Gas Pipeline Transportation–3.38%
DT Midstream, Inc.	72,703	9,525,547
Enbridge, Inc. (Canada)	382,134	19,324,516
Kinetik Holdings, Inc.	237,525	13,023,496
		41,873,559
Other Energy–11.00%
Cheniere Energy, Inc.	175,054	51,061,501
Kinder Morgan, Inc.	854,779	27,558,075
Kodiak Gas Services, Inc.	399,357	23,470,211
Sunococorp LLC	437,580	33,999,966
		136,089,753
Total Common Stocks & Other Equity Interests (Cost $370,493,494)		491,908,996
TOTAL INVESTMENTS IN SECURITIES—107.62% (Cost $883,204,564)		1,331,985,453
OTHER ASSETS LESS LIABILITIES–(7.62)%		(94,266,754)
NET ASSETS–100.00%		$1,237,718,699
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended August 31, 2026.
	Value November 30, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,354,053	$42,141,348	$(48,495,401)	$-	$-	$-	$375,744
Invesco Treasury Portfolio, Institutional Class	11,800,383	78,262,505	(90,062,888)	-	-	-	693,939
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,158,624	94,694,042	(102,852,666)	-	-	-	51,726*
Invesco Private Prime Fund	20,948,462	187,779,667	(208,726,073)	-	(2,056)	-	135,238*
Total	$47,261,522	$402,877,562	$(450,137,028)	$-	$(2,056)	$-	$1,256,647

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Alpha Fund

Notes to Quarterly Schedule of Portfolio Holdings
August 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2026, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Alpha Fund